UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2015

     First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

   South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

   (803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

First Community Corporation (the “Company”) is hereby furnishing a presentation being given by Michael C. Crapps, President and Chief Executive Officer, and Joseph G. Sawyer, Chief Financial Officer, to representatives of various institutional investors at a meeting hosted by Hovde Group, LLC on March 4, 2015 at the Hilton Columbia Center Hotel in Columbia, South Carolina. A copy of the presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation given by executive officers of First Community Corporation on March 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: March 4, 2015	By:	/s/ Joseph G. Sawyer
Joseph G. Sawyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation dated March 4, 2015